Exhibit 10

AMENDMENT NO. 1 TO AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to the Agreement, dated as of December 9, 2013 (the “Agreement”), by and among Intevac, Inc., a Delaware corporation (the “Company”), Steven R. Becker, an individual resident of Texas (“Becker”), Matthew A. Drapkin, an individual resident of Connecticut (“Drapkin”), BC Advisors, LLC, a Texas limited liability company, Northern Right Capital Management, L.P. (f/k/a Becker Drapkin Management, L.P.), a Texas limited partnership, Northern Right Capital (QP), L.P. (f/k/a Becker Drapkin Partners (QP), L.P.), a Texas limited partnership, and Becker Drapkin Partners, L.P., a Texas limited partnership (such entities collectively with Becker and Drapkin, the “Shareholder Group”), is made and entered into as of November 12, 2015. Capitalized terms used in this Amendment and not otherwise defined shall have the meaning given to them in the Agreement.

RECITALS

A. Section 19 of the Agreement provides that it may be amended at any time by the parties thereto.

B. The Company and the Shareholder Group desire to amend certain terms of the Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the matters set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound, the Company and the Shareholder Group hereby agree as follows:

1. Definitions. Section 1(h) of the Agreement is amended and restated as follows:

“(h) “Standstill Period” means the period from the date hereof until the earlier of:

(i) thirty (30) days prior to the Timely Deadline for the Annual Meeting to be held in 2017 (the “2017 Annual Meeting”); and

(ii) such date, if any, of a breach by the Company in any material respect of any of its representations, warranties, commitments or obligations set forth in Section 2, 4, 5, 9, 10, 11, or 14 of this Agreement if such breach has not been cured within thirty (30) days following written notice of such breach (provided that (i) a failure to make take the actions set forth in Section 4(a)(i) and (ii), (ii) a failure to make the nomination required under Section 4(b)(i), and (iii) a failure to provide the notice of nomination required under Section 4(c) cannot be cured).”

2. Director Matters.

(a) Section 4(b) of the Agreement is amended and restated as follows:

“(b) In connection with the Annual Meeting to be held in 2014 (the “2014 Annual Meeting”), the Annual Meeting to be held in 2015 (the “2015 Annual Meeting”) and the Annual Meeting to be held in 2016 (the “2016 Annual Meeting”), the Company will take all action necessary to effect the following:

(i) the Board and the Nominating and Governance Committee shall nominate Drapkin for election to the Board as a director at the 2014 Annual Meeting, the 2015 Annual Meeting and the 2016 Annual Meeting, as applicable; and

(ii) the Company shall recommend that the Company’s stockholders vote, and shall solicit proxies, in favor of the election of Drapkin at the 2014 Annual Meeting, the 2015 Annual Meeting and the 2016 Annual Meeting and otherwise support Drapkin for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees.”

(b) Section 4(c) of the Agreement is amended and restated as follows:

“(c) The Company agreed that at least thirty (30) days prior to the Timely Deadline for the 2017 Annual Meeting, the Nominating and Governance Committee will notify the Shareholder Group whether it has resolved to recommend the New Director for election as director at the 2017 Annual Meeting.”

3. Press Release / Form 8-K. Section 13 of the Agreement is renumbered as Section 13(a), and a new Section l3(b) is added, which reads as follows:

“(b) This Section 13 will not apply to any amendment to this Agreement.”

4. Expenses. Section 14 of the Agreement is renumbered as Section 14(a), and a new Section l4(b) is added, which reads as follows:

“(b) The first sentence of Section 14 will not apply to any amendment to this Agreement.”

5. Agreement References. All references to the “Agreement” set forth in the Agreement shall be deemed to be references to the Agreement as amended by this Amendment.

6. Headings. The headings set forth in this Amendment are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Amendment or any term or provision hereof.

7. Confirmation of the Agreement. Other than as expressly modified pursuant to this Amendment, all provisions of the Agreement remain unmodified and in full force and effect. The provisions of Section 15, Section 16, Section 17, Section 18, Section 19, Section 20, Section 21, Section 22 and Section 23 the Agreement apply to this Amendment with any necessary modifications.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

INTEVAC, INC.

By:	/s/ Wendell Blonigan
	Name:	Wendell Blonigan
	Title:	President and CEO

[Signature Page to Amendment No. 1]

NORTHERN RIGHT CAPITAL MANAGEMENT, L.P.

By: BC Advisors, LLC, its general partner

By:	/s/ Matthew A. Drapkin
	Name:	Matthew A. Drapkin
	Title:	Authorized Signatory

By:	/s/ Steven R. Becker
	Name:	Steven R. Becker
	Title:	Authorized Signatory

NORTHERN RIGHT CAPITAL (QP), L.P.

By: Northern Right Capital Management, L.P., its general partner

By: BC Advisors, LLC, its general partner

By:	/s/ Matthew A. Drapkin
	Name:	Matthew A. Drapkin
	Title:	Authorized Signatory

BECKER DRAPKIN PARTNERS, L.P.

By: Northern Right Capital Management, L.P., its general partner

By: BC Advisors, LLC, its general partner

By:	/s/ Matthew A. Drapkin
	Name:	Matthew A. Drapkin
	Title:	Authorized Signatory

By:	/s/ Steven R. Becker
	Name:	Steven R. Becker
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

BC ADVISORS, LLC

By:	/s/ Matthew A. Drapkin
	Name:	Matthew A. Drapkin
	Title:	Authorized Signatory

By:	/s/ Steven R. Becker
	Name:	Steven R. Becker
	Title:	Authorized Signatory

STEVEN R. BECKER

/s/ Steven R. Becker

MATTHEW A. DRAPKIN

/s/ Matthew A. Drapkin

[Signature Page to Amendment No. 1]